                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                With Respect to

                             TENDER FOR EXCHANGE OF
                   8-1/2% SENIOR SUBORDINATED NOTES DUE 2007
                                      OF

                        PHYSICIAN SALES & SERVICE, INC.

           PURSUANT TO THE PROSPECTUS, DATED ________________, 1997.


     As set forth in the Prospectus dated _____________, 1997 (as the same may be amended from time to time, the "Prospectus") of Physician Sales & Service, Inc. (the "Company") under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange any and all outstanding 8-1/2% Senior Subordinated Notes Due 2007 (the "Private Notes") of the Company for a like aggregate principal amount of 8-1/2% Senior Subordinated Notes Due 2007 (the "Exchange Notes") of the Company from the holders ("Holders") thereof if (i) certificates representing the Private Notes to be exchanged are not immediately available or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date (as defined below). This form, properly completed and duly executed, may be delivered by mail or hand delivery or transmitted, via facsimile, to SunTrust Bank, Central Florida, National Association (the "Exchange Agent") as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.


THE EXCHANGE OFFER WILL EXPIRE AT 5 P.M., NEW YORK CITY TIME, ON ____________ 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 The Exchange Agent for the Exchange offer is:


                       SUNTRUST BANK, CENTRAL FLORIDA, NA


By Registered or Certified Mail:              By Facsimile                    By Overnight Courier:
-------------------------------               ------------                    --------------------
                                              Transmission:
                                              ------------
SunTrust Bank, Central Florida, NA                                     SunTrust Bank, Central Florida, NA
  c/o The First National Bank of          SunTrust Bank Central          c/o The First National Bank of
            Chicago                            Florida, NA                          Chicago
  Corporate Trust Redemption Unit            (407) 237-4791                 Corporate Trust Securities
 1 First National Plaza 9th Floor,       ATTN:  Theresa Hawkins           1 N State Street Teller 9th Floor
          Suite 0124                                                              Chicago, IL  60670
    Chicago, IL  60670-0124               Confirm by Telephone:                  ATTN:  Debbie Randle
      ATTN:  Debbie Randle                   Theresa Hawkins
                                              (407) 237-4791


                                          For Information Call:
                                          --------------------

                                             Theresa Hawkins
                                              (407) 237-4791

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


Ladies and Gentlemen:


     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Private Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."


     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.



                           PLEASE SIGN AND COMPLETE



Signatures of Registered Holder(s) or Authorized
Signatory      _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________


Name(s) of Registered Holder(s): _______________________________________________
               _________________________________________________________________
               _________________________________________________________________


Principal Amount of Private Notes Tendered: ____________________________________


Date: __________________________________________________________________________


Address: _______________________________________________________________________


Area Code and Telephone No.: ___________________________________________________


If Notes will be delivered by book-entry transfer, check trust company below:


[_]  The Depository Trust Company


Depository Account No: _________________________________________________________

This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Private Notes or on a security position listing as the owner of Private Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this notice of Guaranteed Delivery. if signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.


                     PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):     ________________________________________________________

             ________________________________________________________

Capacity:    ________________________________________________________

Address(es): ________________________________________________________

             ________________________________________________________


Do not send Private Notes with this form. Private Notes should be sent to the Exchange Agent together with a properly completed and duly executed Letter of Transmittal.


                                   GUARANTEE
                   (Not to be used for signature guarantee)


The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within five New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Private Notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering", and required documents will be deposited by the undersigned with the Exchange Agent.



Name of Firm: __________________________       _____________________________
                                                    Authorized Signature

Address:      __________________________       Name: _______________________


              __________________________       Title: ______________________


Area Code and Telephone No. ____________       Date:  ______________________


     DO NOT SEND PRIVATE NOTES WITH THIS FORM. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                                      -3-